EXHIBIT 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-130222) pertaining to the Amegy Bank 401(k) Savings Plan of our report dated July 7, 2006, with respect to the financial statements and schedule of the Amegy Bank 401(k) Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2005.

                    /s/ Ham, Langston & Brezina, L.L.P.

Houston, Texas
July 12, 2006

F-3